UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2021

SIERRA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37490	20-0138994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 Gateway Drive, Suite 110 San Mateo, California		94404
(Address of principal executive offices)		(Zip Code)

(605) 376-8679

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.Results of Operations and Financial Condition.

On November 5, 2021, Sierra Oncology, Inc. (the “Company”) reported its financial results for the quarter ended September 30, 2021. A copy of the press release issued by the Company is furnished as Exhibit 99.1 to this report.

The information furnished with Item 2.02 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 8.01Other Events.

On August 6, 2020, the Company entered into an Open Market Sale AgreementSM (the “Sale Agreement”) with Jefferies LLC (“Jefferies”) to sell shares of the Company’s common stock, par value $0.001 per share (“Shares”), from time to time, through an “at the market offering” program under which Jefferies acts as sales agent. The Shares are issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-241443), filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2020 and declared effective on August 13, 2020.

On November 5, 2021, the Company filed a prospectus supplement (the “November Prospectus Supplement”) with the SEC in connection with the offer and sale of an additional $50 million of Shares pursuant to the Sale Agreement.

The legal opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating to the Shares being offered in connection with the November Prospectus Supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01.Financial Statements and Exhibits.

Exhibit Number	Description

5.1 23.1 99.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C. Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1). Press release dated November 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

Date: November 5, 2021	By:	/s/ Sukhi Jagpal
Sukhi Jagpal
Chief Financial Officer

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